[desert scene]


                                                 Annual Report December 31, 1999


Oppenheimer
Total Return Fund, Inc.


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

In a robust U.S. economic environment, the Fund showed strong gains from its growth-oriented holdings, while value-oriented stocks languished.

Our strongest gains came from holdings in the technology and retail sectors.

During the period, we reduced our holdings in the weaker-performing financial and health-care sectors.

    Contents

[sidebar text]
-----------------------------
 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

35  Independent
    Auditors' Report

36  Federal
    Income Tax
    Information

37  Officers and Directors

-----------------------------


[callout]

-----------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 12/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
-----------------------
18.34%      11.53%

Class B
Without     With
Sales Chg.  Sales Chg.
-----------------------
17.37%      12.37%

Class C
Without     With
Sales Chg.  Sales Chg.
-----------------------
17.37%      16.37%

Class Y
Without     With
Sales Chg.  Sales Chg.
-----------------------
18.53%      18.53%
-----------------------
[end callout]

-----------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
-----------------------

*See page 10 for further details.

PRESIDENT'S LETTER


Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

[photo]

James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.

Bridget A. Macaskill
President
Oppenheimer
Total Return Fund, Inc.


1    OPPENHEIMER TOTAL RETURN FUND, INC.

PRESIDENT'S LETTER


We see particularly compelling opportunities outside of the U.S. market.
Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risk and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ James C. Swain           /s/ Bridget A, Macaskill

James C. Swain               Bridget A. Macaskill
January 24, 2000

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


2    OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[photo]

Portfolio Management
Team (l to r)
John Doney
Bruce Bartlett

Q How did Oppenheimer Total Return Fund, Inc. perform during 1999?

A. We're generally pleased with the Fund's positive performance during the fiscal year that ended December 31, 1999. In particular, the growth component of the Fund's portfolio delivered excellent returns, while the value-oriented holdings served to help reduce the Fund's risk profile.

To what do you attribute the Fund's success?

Throughout 1999, U.S. economic growth remained robust, largely driven by the performance of technology-oriented companies. However, the possibility that growth might slow in the face of increasing domestic interest rates gave rise to economic uncertainty. In such an environment, the market tends to reward companies that appear most likely to deliver strong and sustainable growth. These are precisely the kinds of companies on which the Fund's growth portfolio focuses.

How did you manage the Fund in light of these conditions?

With technology fueling much of the economy's growth, we found many attractive investments among companies supplying the building blocks of the world's technological infrastructure. Our exposure to technology-related issues rose from approximately 9% of the Fund's portfolio at the beginning of the year to approximately 24% by year's end. In particular, we added to our positions in companies that are


3    OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[callout]

"We found
many attractive
investments
among companies
supplying the
building blocks
of the world's
technological
infrastructure."

[end callout]


helping to build today's high-speed, high-capacity data communications and telecommunications networks. By providing the equipment to increase the geographical reach and bandwidth of these networks, such companies are profiting from the explosive growth of the Internet and other forms of business communications.
      We also discovered attractive investments among consumer cyclical companies, particularly those in the retail and specialty retail areas. Our holdings included electronics retailers that are benefiting from strong consumer demand for the latest generation of digital cameras, disk players and other digital media. Home Depot, Inc., another substantial holding, grew rapidly as consumers devoted increasing amounts of time and money to their homes.

Did any areas of the Fund's investments exhibit weakness during the period?

Financial stocks proved to be volatile performers during 1999. The sector was buoyed during the first half of the year by the healthy U.S. economy and signs of financial strength among worldwide emerging markets. However, financial stocks generally suffered during the second half of the year under pressure from slowing earnings and moderate, but consistent, increases in long-term interest rates. In response, we significantly reduced our position in financial companies.
      We also reduced our healthcare holdings. Patents on many of the blockbuster drugs that have driven the earnings of major pharmaceutical companies in recent years are about to expire, exposing these companies to heightened competition from generic drug producers. In addition, both pharmaceutical firms and healthcare services companies face potential


4    OPPENHEIMER TOTAL RETURN FUND, INC.

[callout]

----------------------------

Average Annual
Total Returns
For the Periods Ended 12/31/99(1)

Class A
1-Year   5-Year   10-Year
----------------------------
11.53%   21.81%   16.04%

Class B           Since
1-Year   5-Year   Inception
----------------------------
12.37%   22.06%   16.93%

Class C           Since
1-Year   5-Year   Inception
----------------------------
16.37%   N/A      21.16%

Class Y           Since
1-Year   5-Year   Inception
----------------------------
18.53%   23.41%   20.04%

----------------------------

[end callout]


regulatory challenges that we believe are likely to increase pricing pressures and negatively affect the industry's earnings. We focused our remaining healthcare investments on biotechnology firms with strong product pipelines and an arsenal of recently approved drugs that face relatively little competition.

How did the Fund's value-oriented investments perform?

Despite a brief shift in market sentiment in favor of value-oriented stocks that occurred in April, most value stocks performed poorly overall during 1999. By the end of the year, the gap in performance between growth-oriented stocks and value-oriented stocks had rarely been greater. As a result, the Fund's value component fell to approximately 40% of the total portfolio by the end of the period. Nevertheless, the events of April remind us that shifts in market sentiment can occur suddenly and without warning. We continue to believe that our value-oriented holdings provide an important foundation for the Fund's long-term performance in the volatile world markets.

1. See page 10 for further details.


5    OPPENHEIMER TOTAL RETURN FUND, INC.

What is your outlook for the Fund?

We believe that economic conditions remain favorable for growth investing. Furthermore, as global economies strengthen, we believe growing demand for basic products and materials is also likely to improve conditions for value-oriented companies as well. But regardless of the direction the economy and markets take, we believe the events of the last year underscore the importance of a diversified, long-term investment strategy that includes both value and growth components. That's why we rigorously maintain our value-and-growth investment strategy, and why Oppenheimer Total Return Fund, Inc. remains part of The Right Way to Invest.


[pie chart]

Portfolio Allocation(2)
o Stocks            81.5%
o Bonds              3.9
o Cash Equivalents  14.6

[end pie chart]


Top Ten Stock Holdings(3)
----------------------------------------------------------
JDS Uniphase Corp.                                   11.0%
----------------------------------------------------------
Home Depot, Inc.                                      6.6
----------------------------------------------------------
Microsoft Corp.                                       5.2
----------------------------------------------------------
Wal-Mart Stores, Inc.                                 3.8
----------------------------------------------------------
Cisco Systems, Inc.                                   3.4
----------------------------------------------------------
Tyco International Ltd.                               3.3
----------------------------------------------------------
Amgen, Inc.                                           3.3
----------------------------------------------------------
EMC Corp.                                             2.6
----------------------------------------------------------
Tandy Corp.                                           2.2
----------------------------------------------------------
Biogen, Inc.                                          2.0

Top Five Common Stock Industries(3)
----------------------------------------------------------
Electronics                                          14.4%
----------------------------------------------------------
Retail: Specialty                                    13.8
----------------------------------------------------------
Computer Software                                     6.7
----------------------------------------------------------
HealthCare/Drugs                                      6.2
----------------------------------------------------------
Computer Hardware                                     6.1


2. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of common stock.


6    OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended December 31, 1999, the performance of Oppenheimer Total Return Fund, Inc. benefited strongly from the Fund's growth-oriented component. Driven by a strong U.S. economy and fueled by rapid technological expansion, the Fund's technology and retail holdings appreciated significantly during the year. The financial and healthcare sectors proved less attractive, pressured by a variety of economic, regulatory and competitive forces. In response, we significantly reduced the Fund's exposure to these sectors. With the exception of a few weeks in April, the Fund's value-oriented holdings underperformed the portfolio's growth-oriented component. The Fund's portfolio holdings, allocations and our management strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of the Fund held until December 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from the inception of the class on August 29, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


7    OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class A) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class A       S&P 500 Index
12.31.89   9425                                             10000
           9062                                              9690
12.31.91  12346                                             12635
          13931                                             13597
12.31.93  16889                                             14966
          15562                                             15162
12.31.95  20250                                             20851
          24245                                             25630
12.31.97  30884                                             34176
          37419                                             43944
12.31.99  44282                                             53181

[end line chart]

Average Annual Total Return of Class A Shares of the Fund at 12/31/99(1) 1-Year 11.53% 5-Year 21.81% 10-Year 16.04%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class B) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class B       S&P 500 Index
5.3.93    10000                                             10000
12.31.93  11309                                             10808
12.31.94  10332                                             10949
12.31.95  13330                                             15057
12.31.96  15835                                             18509
12.31.97  19978                                             24680
12.31.98  24025                                             31734
12.31.99  28197                                             38405

[end line chart]

Average Annual Total Return of Class B Shares of the Fund at 12/31/99(1) 1-Year 12.37% 5-Year 22.06% Life 16.93%

The performance information for the S&P 500 index begins on 12/31/89 for Class A, 4/30/93 for Class B, 8/31/95 for Class C and 5/31/94 for Class Y.
1. See page 10 for further details.


8    OPPENHEIMER TOTAL RETURN FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class C) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class C       S&P 500 Index
8.29.95   10000                                             10000
12.31.95  10882                                             11049
12.31.96  12915                                             13581
12.31.97  16302                                             18109
12.31.98  19596                                             23285
12.31.99  22999                                             28180

[end line chart]

Average Annual Total Return of Class C Shares of the Fund at 12/31/99(1) 1-Year 16.37% Life 21.16%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class Y) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class Y       S&P 500 Index
6.1.94    10000                                             10000
12.31.94   9686                                             10229
12.31.95  12613                                             14067
12.31.96  15120                                             17291
12.31.97  19283                                             23056
12.31.98  23396                                             29646
12.31.99  27731                                             35878

[end line chart]

Average Annual Total Return of Class Y Shares of the Fund at 12/31/99(1) 1-Year 18.53% 5-Year 23.41% Life 20.04%

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9    OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 10/2/47. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


10   OPPENHEIMER TOTAL RETURN FUND, INC.

                    ------------------------------------------------------------
                                                                      Financials






















11   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS December 31, 1999


                                                                                                     Market Value
                                                                                           Shares      See Note 1
=================================================================================================================
Common Stocks--77.8%
-----------------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
-----------------------------------------------------------------------------------------------------------------
Chemicals--0.2%
International Flavors & Fragrances, Inc.                                                  260,000    $  9,815,000
-----------------------------------------------------------------------------------------------------------------
Paper--1.3%
International Paper Co.                                                                   460,412      25,984,502
-----------------------------------------------------------------------------------------------------------------
Pactiv Corp.(1)                                                                           300,000       3,187,500
-----------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                                                          300,000       7,350,000
-----------------------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                                       330,000       7,507,500
-----------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                          200,000      14,362,500
                                                                                                     ------------
                                                                                                       58,392,002

-----------------------------------------------------------------------------------------------------------------
Capital Goods--3.7%
-----------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Goodrich (B.F.) Co.                                                                       200,000       5,500,000
-----------------------------------------------------------------------------------------------------------------
Raytheon Co., Cl. A                                                                        12,754         316,459
                                                                                                     ------------
                                                                                                        5,816,459

-----------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
Republic Services, Inc.(1)                                                              1,000,000      14,375,000
-----------------------------------------------------------------------------------------------------------------
Manufacturing--3.3%
American Standard Cos., Inc.(1)                                                           285,300      13,088,137
-----------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                             337,500      19,469,531
-----------------------------------------------------------------------------------------------------------------
Tenneco Automotive Inc.(1)                                                                 60,000         558,750
-----------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                 2,956,576     114,936,892
                                                                                                     ------------
                                                                                                      148,053,310

-----------------------------------------------------------------------------------------------------------------
Communication Services--4.3%
-----------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.8%
AT&T Corp.                                                                                246,554      12,512,615
-----------------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                                                     373,650      19,826,803
-----------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                                     478,200      48,298,200
                                                                                                     ------------
                                                                                                       80,637,618

-----------------------------------------------------------------------------------------------------------------
Telephone Utilities--2.5%
Bell Atlantic Corp.                                                                       758,400      46,689,000
-----------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                           360,000      16,852,500
-----------------------------------------------------------------------------------------------------------------
GTE Corp.                                                                                 400,000      28,225,000
-----------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                  400,000      19,500,000
                                                                                                     ------------
                                                                                                      111,266,500


12   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--17.3%
-----------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%
Delphi Automotive Systems Corp.                                                           293,500    $  4,622,625
-----------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                             271,800       8,697,600
                                                                                                     ------------
                                                                                                       13,320,225

-----------------------------------------------------------------------------------------------------------------
Consumer Services--1.3%
Dun & Bradstreet Corp.                                                                    600,000      17,700,000
-----------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                                     557,000      39,407,750
                                                                                                     ------------
                                                                                                       57,107,750

-----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.6%
Carnival Corp.                                                                            400,000      19,125,000
-----------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                              300,000       5,718,750
                                                                                                     ------------
                                                                                                       24,843,750

-----------------------------------------------------------------------------------------------------------------
Media--0.0%
R.H. Donnelley Corp.(1)                                                                   100,000       1,887,500
-----------------------------------------------------------------------------------------------------------------
Retail: General--4.3%
Kohl's Corp.(1)                                                                           820,000      59,193,750
-----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                   1,900,000     131,337,500
                                                                                                     ------------
                                                                                                      190,531,250

-----------------------------------------------------------------------------------------------------------------
Retail: Specialty--10.8%
Abercrombie & Fitch Co., Cl. A(1)                                                         720,024      19,215,640
-----------------------------------------------------------------------------------------------------------------
AutoNation, Inc.(1)                                                                     1,900,000      17,575,000
-----------------------------------------------------------------------------------------------------------------
AutoZone, Inc.(1)                                                                         500,000      16,156,250
-----------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                                   1,120,000      56,210,000
-----------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                                    600,000      27,037,500
-----------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                        3,341,691     229,114,689
-----------------------------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                                              100,000       4,312,500
-----------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                                 555,800      16,465,575
-----------------------------------------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                                                      1,900,000      10,450,000
-----------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                      302,200       6,346,200
-----------------------------------------------------------------------------------------------------------------
Tandy Corp.                                                                             1,515,000      74,519,062
                                                                                                     ------------
                                                                                                      477,402,416

-----------------------------------------------------------------------------------------------------------------
Consumer Staples--4.3%
-----------------------------------------------------------------------------------------------------------------
Beverages--0.4%
Anheuser-Busch Cos., Inc.                                                                 250,000      17,718,750


13   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Broadcasting--0.5%
Fox Entertainment Group, Inc., A Shares(1)                                                200,000    $  4,987,500
-----------------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A(1)                                                     500,100      18,097,369
                                                                                                     ------------
                                                                                                       23,084,869

-----------------------------------------------------------------------------------------------------------------
Entertainment--1.1%
Brinker International, Inc.(1)                                                            500,000      12,000,000
-----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                              700,000      34,518,750
                                                                                                     ------------
                                                                                                       46,518,750

-----------------------------------------------------------------------------------------------------------------
Food--0.5%
General Mills, Inc.                                                                       200,000       7,150,000
-----------------------------------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                                                          200,000       7,962,500
-----------------------------------------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                                                              700,000       7,437,500
                                                                                                     ------------
                                                                                                       22,550,000

-----------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.9%
CVS Corp.                                                                                 943,000      37,661,062
-----------------------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                                             100,000       1,887,500
                                                                                                     ------------
                                                                                                       39,548,562

-----------------------------------------------------------------------------------------------------------------
Household Goods--0.8%
Dial Corp. (The)                                                                          950,000      23,096,875
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                   400,000      11,600,000
                                                                                                     ------------
                                                                                                       34,696,875

-----------------------------------------------------------------------------------------------------------------
Tobacco--0.1%
Philip Morris Cos., Inc.                                                                  200,000       4,637,500
-----------------------------------------------------------------------------------------------------------------
Energy--3.3%
-----------------------------------------------------------------------------------------------------------------
Energy Services--0.7%
Coastal Corp.                                                                             400,000      14,175,000
-----------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                         253,600      14,265,000
-----------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                               49,096       1,653,921
                                                                                                     ------------
                                                                                                       30,093,921

-----------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.5%
Atlantic Richfield Co.                                                                    150,000      12,975,000
-----------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                                                       624,600      15,536,925
-----------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                         564,030      45,439,667
-----------------------------------------------------------------------------------------------------------------
Tosco Corp.                                                                               400,000      10,875,000
-----------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                              300,000      10,068,750
-----------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                                        600,000      14,812,500
                                                                                                     ------------
                                                                                                      109,707,842


14   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Oil: International--0.1%
Royal Dutch Petroleum Co., NY Shares                                                      100,000    $  6,043,750
-----------------------------------------------------------------------------------------------------------------
Financial--9.8%
-----------------------------------------------------------------------------------------------------------------
Banks--4.0%
Bank of America Corp.                                                                     582,900      29,254,294
-----------------------------------------------------------------------------------------------------------------
Bank One Corp.                                                                            330,000      10,580,625
-----------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                     300,000      23,306,250
-----------------------------------------------------------------------------------------------------------------
East West Bancorp, Inc.(2)                                                              1,000,000      11,437,500
-----------------------------------------------------------------------------------------------------------------
Fifth Third Bancorp                                                                       310,000      22,746,250
-----------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                         400,000      13,125,000
-----------------------------------------------------------------------------------------------------------------
Firstar Corp.                                                                             625,000      13,203,125
-----------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                               200,600       6,983,387
-----------------------------------------------------------------------------------------------------------------
KeyCorp                                                                                   400,000       8,850,000
-----------------------------------------------------------------------------------------------------------------
National City Corp.                                                                       620,000      14,686,250
-----------------------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                                            270,000      12,015,000
-----------------------------------------------------------------------------------------------------------------
Summit Bancorp                                                                            360,000      11,025,000
                                                                                                     ------------
                                                                                                      177,212,681

-----------------------------------------------------------------------------------------------------------------
Diversified Financial--3.9%
American Express Co.                                                                       50,000       8,312,500
-----------------------------------------------------------------------------------------------------------------
Anthracite Capital, Inc.                                                                  400,000       2,550,000
-----------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                         1,250,700      69,492,019
-----------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                               200,000       9,412,500
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                           108,200      10,191,087
-----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                             759,990      28,309,628
-----------------------------------------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.                                      500,000       5,687,500
-----------------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                                    981,400      37,661,225
                                                                                                     ------------
                                                                                                      171,616,459

-----------------------------------------------------------------------------------------------------------------
Insurance--1.6%
Aetna, Inc.                                                                               225,000      12,557,813
-----------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                               275,000      12,976,563
-----------------------------------------------------------------------------------------------------------------
American General Corp.                                                                    300,000      22,762,500
-----------------------------------------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                                                    600,000       9,750,000
-----------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                       400,000      13,475,000
                                                                                                     ------------
                                                                                                       71,521,876
-----------------------------------------------------------------------------------------------------------------
Savings & Loans--0.3%
Local Financial Corp.(1)                                                                  400,000       4,150,000
-----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                                   300,000       7,800,000
                                                                                                     ------------
                                                                                                       11,950,000


15   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Healthcare--5.9%
-----------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.9%
American Home Products Corp.                                                              300,000   $  11,831,250
-----------------------------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                                          1,900,000     114,118,750
-----------------------------------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                                           827,800      69,949,100
-----------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                  300,000      19,256,250
                                                                                                     ------------
                                                                                                      215,155,350

-----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.0%
Bausch & Lomb, Inc.                                                                       150,000      10,265,625
-----------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                                     495,300      23,712,488
-----------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                                      430,000       2,311,250
-----------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                           229,000       8,344,188
                                                                                                     ------------
                                                                                                       44,633,551

-----------------------------------------------------------------------------------------------------------------
Technology--24.0%
-----------------------------------------------------------------------------------------------------------------
Computer Hardware--4.7%
Dell Computer Corp.(1)                                                                    790,000      40,290,000
-----------------------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                                              833,300      91,038,025
-----------------------------------------------------------------------------------------------------------------
Gateway, Inc.(1)                                                                          400,700      28,875,444
-----------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                               552,500      50,001,250
                                                                                                     ------------
                                                                                                      210,204,719

-----------------------------------------------------------------------------------------------------------------
Computer Software--5.2%
Compuware Corp.(1)                                                                      1,335,000      49,728,750
-----------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                      1,545,861     180,479,272
                                                                                                     ------------
                                                                                                      230,208,022

-----------------------------------------------------------------------------------------------------------------
Communications Equipment--2.6%
Cisco Systems, Inc.(1)                                                                  1,094,000     117,194,750
-----------------------------------------------------------------------------------------------------------------
Electronics--11.2%
Intel Corp.                                                                               290,000      23,870,625
-----------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.(1)                                                                   2,359,416     380,603,294
-----------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                            225,000      33,131,250
-----------------------------------------------------------------------------------------------------------------
Solectron Corp.(1)                                                                        350,000      33,293,750
-----------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                           500,000      26,500,000
                                                                                                     ------------
                                                                                                      497,398,919

-----------------------------------------------------------------------------------------------------------------
Photography--0.3%
Eastman Kodak Co.                                                                         200,000      13,250,000


16   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Utilities--3.7%
-----------------------------------------------------------------------------------------------------------------
Electric Utilities--2.2%
AES Corp. (The)(1)                                                                        561,000  $   41,934,750
-----------------------------------------------------------------------------------------------------------------
Allegheny Energy, Inc.                                                                    210,000       5,656,875
-----------------------------------------------------------------------------------------------------------------
Carolina Power & Light Co.                                                                110,000       3,348,125
-----------------------------------------------------------------------------------------------------------------
DQE, Inc.                                                                                 144,100       4,989,462
-----------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                            300,000      10,425,000
-----------------------------------------------------------------------------------------------------------------
New Century Energies, Inc.                                                                200,000       6,075,000
-----------------------------------------------------------------------------------------------------------------
Southern Co.                                                                              298,500       7,014,750
-----------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                       200,000       7,112,500
-----------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                              300,000      10,050,000
                                                                                                   --------------
                                                                                                       96,606,462

-----------------------------------------------------------------------------------------------------------------
Gas Utilities--1.5%
Enron Corp.                                                                             1,500,000      66,562,500
                                                                                                   --------------
Total Common Stocks (Cost $2,041,966,331)                                                           3,451,564,888


=================================================================================================================
Preferred Stocks--0.3%
TCI Pacific Communications, Inc., 5% Cum. Cv. Sr., Cl. A (Cost $4,851,250)                 50,000      15,414,300


=================================================================================================================
Other Securities--2.1%
Coastal Corp., 6.625% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                                300,000       6,993,750
-----------------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock                                                                    271,100       9,793,487
-----------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable Securities
for Airtouch Communications, Inc. Common Stock                                            258,000      27,864,000
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock of IMC Global, Inc.                                                 90,900       1,624,838
-----------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cum. Cv. Quarterly Income
Preferred Securities, Non-Vtg.(2)                                                         163,000       6,214,375
-----------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income
Equity Securities, Non-Vtg.                                                               232,000      12,528,000
-----------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 7% Automatic Common Exchange Securities
for Time Warner, Inc. Common Stock                                                         80,000       9,640,000
-----------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable Stock(1)          87,900       4,285,125
-----------------------------------------------------------------------------------------------------------------
St. George Bank, ADR 9% Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank(2)                                        90,000       4,820,625
-----------------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.                                                      117,600       5,130,300
-----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.                                                     87,600       3,646,350
                                                                                                   --------------
Total Other Securities (Cost $80,110,206)                                                              92,540,850


17   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                             Face    Market Value
                                                                                           Amount(3)   See Note 1
=================================================================================================================
U.S. Government Obligations--3.5%
U.S. Treasury Bonds:
6.625%, 2/15/27                                                                      $ 25,675,000    $ 25,434,297
STRIPS, 6.17%, 2/15/20(4)                                                             100,000,000      25,646,800
STRIPS, 6.51%, 8/15/19(4)                                                             100,000,000      26,478,100
STRIPS, 6.92%, 11/15/18(4)                                                             54,000,000      15,044,778
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.25%, 2/15/07                                                                         31,200,000      30,712,500
6.625%, 3/31/02                                                                        30,050,000      30,265,999
                                                                                                     ------------
Total U.S. Government Obligations (Cost $158,147,522)                                                 153,582,474

=================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04 DEM (Cost $279,377)                         417,000         425,928

=================================================================================================================
Convertible Corporate Bonds and Notes--1.4%
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(2)                                              4,500,000      43,458,750
-----------------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(2)                             3,500,000       9,480,625
-----------------------------------------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts., 12/15/03(2)                                 5,000,000       4,118,750
-----------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(2)                               3,409,000       2,684,588
                                                                                                     ------------
Total Convertible Corporate Bonds and Notes (Cost $16,490,250)                                         59,742,713

=================================================================================================================
Short-Term Notes--14.3%
CIT Group Holdings, Inc., 6.27%, 1/26/00(5)                                            50,000,000      49,782,292
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
5.60%, 1/7/00(5)                                                                       25,000,000      24,976,667
5.78%, 1/21/00(5)                                                                      25,000,000      24,919,722
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.60%, 1/13/00(5)                                                                      33,110,000      33,048,084
5.61%, 1/11/00(5)                                                                      44,728,000      44,658,299
5.65%, 1/10/00(5)                                                                      50,000,000      49,929,375
5.76%, 1/28/00(5)                                                                      40,000,000      39,827,200
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.61%, 1/18/00(5)                                                                      50,000,000      49,867,542
5.64%, 1/16/00(5)                                                                      50,000,000      49,960,833
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Services, 5.87%, 1/14/00(5)                                   50,000,000      49,894,014
-----------------------------------------------------------------------------------------------------------------
Hertz Corp., 5.93%, 1/10/00(5)                                                         50,000,000      49,925,875
-----------------------------------------------------------------------------------------------------------------
IBM Credit Corp., 6.02%, 2/9/00(5)                                                     50,000,000      49,673,916
-----------------------------------------------------------------------------------------------------------------
Koch Industries, Inc.:
3.50%, 1/5/00(5)                                                                       20,000,000      19,991,111
4.50%, 1/3/00(5)                                                                       50,000,000      49,987,500
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Co., 5.94%, 1/12/00(5)                                                     50,000,000      49,909,250
                                                                                                     ------------
Total Short-Term Notes (Cost $636,351,680)                                                            636,351,680


18   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                            Face     Market Value
                                                                                          Amount(3)    See Note 1
=================================================================================================================
Repurchase Agreements--0.2%
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated
12/31/99, to be repurchased at $11,402,613 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $4,474,383 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $7,160,234 (Cost $11,400,000)                                        $11,400,000   $   11,400,000
-----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,949,596,616)                                           99.6%   4,421,022,833
-----------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                              0.4       16,744,002
                                                                                     ----------------------------
Net Assets                                                                                 100.0%  $4,437,766,835
                                                                                     ============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $82,215,213 or 1.85% of the Fund's net assets as of December 31, 1999.
3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
DEM German Mark
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


19   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999


========================================================================================================
Assets
Investments, at value (cost $2,949,596,616)--see accompanying statement                   $4,421,022,833
--------------------------------------------------------------------------------------------------------
Cash                                                                                           1,154,274
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              15,263,576
Interest and dividends                                                                         4,893,650
Shares of capital stock sold                                                                   2,537,231
Other                                                                                             72,116
                                                                                          --------------
Total assets                                                                               4,444,943,680

========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                               3,897,881
Distribution and service plan fees                                                             2,140,769
Transfer and shareholder servicing agent fees                                                    514,069
Shareholder reports                                                                              444,246
Directors' compensation                                                                            7,053
Other                                                                                            172,827
                                                                                          --------------
Total liabilities                                                                              7,176,845

========================================================================================================
Net Assets                                                                                $4,437,766,835
                                                                                          ==============

========================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                      $   33,599,079
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 2,890,533,792
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            6,412,023
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                35,796,031
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                   1,471,425,910
                                                                                          --------------
Net assets                                                                                $4,437,766,835
                                                                                          ==============

========================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,157,204,313 and 238,298,222 shares of capital stock outstanding)                               $13.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                                   $14.06
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,152,234,676 and 87,955,473 shares of capital stock outstanding)                                $13.10
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,885,558
and 5,780,856 shares of capital stock outstanding)                                                $13.13
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $52,442,288 and 3,956,243 shares of capital stock outstanding)                      $13.26

See accompanying Notes to Financial Statements.


20   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1999


========================================================================================================
Investment Income
Interest                                                                                    $ 42,046,242
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $25,688)                                       38,890,786
                                                                                            ------------
Total income                                                                                  80,937,028

========================================================================================================
Expenses
Management fees                                                                               21,073,662
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                        5,331,807
Class B                                                                                       11,962,493
Class C                                                                                          661,360
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                        3,235,481
Class B                                                                                        1,411,254
Class C                                                                                           77,447
Class Y                                                                                           53,917
--------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                          169,062
Class B                                                                                           20,025
Class C                                                                                            4,932
Class Y                                                                                            3,673
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       81,921
--------------------------------------------------------------------------------------------------------
Directors' compensation                                                                           80,666
--------------------------------------------------------------------------------------------------------
Other                                                                                          1,239,971
                                                                                            ------------
Total expenses                                                                                45,407,671
Less expenses paid indirectly                                                                    (23,971)
                                                                                            ------------
Net expenses                                                                                  45,383,700

========================================================================================================
Net Investment Income                                                                         35,553,328

========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                        346,131,891
Closing and expiration of option contracts written                                             1,736,517
Foreign currency transactions                                                                     (2,806)
                                                                                            ------------
Net realized gain                                                                            347,865,602

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                  302,086,494
Translation of assets and liabilities denominated in foreign currencies                          (41,816)
                                                                                            ------------
Net change                                                                                   302,044,678
                                                                                            ------------
Net realized and unrealized gain                                                             649,910,280

========================================================================================================
Net Increase in Net Assets Resulting from Operations                                        $685,463,608
                                                                                            ============

See accompanying Notes to Financial Statements.


21   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                         1999               1998
=======================================================================================================
Operations
Net investment income                                                 $   35,553,328     $   37,480,042
-------------------------------------------------------------------------------------------------------
Net realized gain                                                        347,865,602        243,431,853
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                    302,044,678        397,047,043
                                                                      ---------------------------------
Net increase in net assets resulting from operations                     685,463,608        677,958,938

=======================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                  (25,530,440)       (30,566,836)
Class B                                                                   (1,169,315)        (5,719,175)
Class C                                                                      (87,933)          (263,905)
Class Y                                                                     (526,019)          (455,751)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (223,029,885)      (172,164,137)
Class B                                                                  (82,260,938)       (80,057,166)
Class C                                                                   (5,385,579)        (3,815,686)
Class Y                                                                   (3,747,230)        (2,532,986)

=======================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                  329,538,222         96,918,666
Class B                                                                 (150,785,101)       100,622,566
Class C                                                                   12,461,790         16,796,414
Class Y                                                                    9,804,068          8,780,891

=======================================================================================================
Net Assets
Total increase                                                           544,745,248        605,501,833
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    3,893,021,587      3,287,519,754
                                                                      ---------------------------------
End of period (including undistributed net investment
income of $6,412,023 and $846,860, respectively)                      $4,437,766,835     $3,893,021,587
                                                                      =================================

See accompanying Notes to Financial Statements.


22   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS


Class A Year Ended December 31,                      1999         1998         1997         1996         1995
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $12.23       $11.00        $9.77        $9.35        $7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .14          .16          .16          .20          .23
Net realized and unrealized gain                     2.01         2.09         2.49         1.63         2.09
                                                   ----------------------------------------------------------
Total income from investment operations              2.15         2.25         2.65         1.83         2.32
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.12)        (.15)        (.14)        (.20)        (.22)
Distributions from net realized gain                (1.01)        (.87)       (1.28)       (1.21)        (.55)
                                                   ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (1.13)       (1.02)       (1.42)       (1.41)        (.77)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.25       $12.23       $11.00        $9.77        $9.35
                                                   ==========================================================

=============================================================================================================
Total Return, at Net Asset Value(1)                 18.34%       21.16%       27.39%       19.73%       30.12%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $3,157       $2,594       $2,238       $1,827       $1,551
-------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,757       $2,388       $2,045       $1,685       $1,394
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                1.12%        1.31%        1.43%        1.96%        2.53%
Expenses                                             0.87%        0.86%(3)     0.89%(3)     0.90%(3)     0.92%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             34%          38%          92%         118%          85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

See accompanying Notes to Financial Statements.


23   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class B  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.10        $10.89            $9.70            $9.29            $7.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .12              .15
Net realized and unrealized gain                       1.98          2.08             2.45             1.62             2.08
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.52             1.74             2.23
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)         (.06)            (.05)            (.12)            (.15)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.33)            (.70)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.10        $12.10           $10.89            $9.70            $9.29
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.25%           26.17%           18.78%           29.03%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)              $1,152        $1,202             $987             $755             $590
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $1,196        $1,080             $878             $672             $511
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.32%         0.50%            0.62%            1.15%            1.70%
Expenses                                               1.67%         1.67%(3)         1.71%(3)         1.71%(3)         1.75%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

 See accompanying Notes to Financial Statements.

24   OPPENHEIMER TOTAL RETURN FUND, INC.

Class C     Year Ended December 31,                    1999          1998             1997             1996             1995(5)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.13        $10.92            $9.72            $9.33            $9.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .16              .07
Net realized and unrealized gain                       1.98          2.08             2.46             1.57              .73
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.53             1.73              .80
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)         (.06)            (.05)            (.13)            (.11)
Distributions from net realized gain                  (1.00)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.34)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.13        $12.13           $10.92            $9.72            $9.33
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.20%           26.23%           18.67%            8.82%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $76           $58              $37              $18               $2
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $66           $47              $27               $8               $1
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.31%         0.50%            0.63%            1.05%            1.42%
Expenses                                               1.68%         1.67%(3)         1.72%(3)         1.76%(3)         1.77%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              84%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.
5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.


25   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.24        $11.00            $9.77            $9.35            $7.80
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .17           .17              .18              .23              .20
Net realized and unrealized gain                       2.00          2.10             2.48             1.61             2.13
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.17          2.27             2.66             1.84             2.33
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)         (.16)            (.15)            (.21)            (.23)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.15)        (1.03)           (1.43)           (1.42)            (.78)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26        $12.24           $11.00            $9.77            $9.35
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   18.53%        21.33%           27.53%           19.88%           30.23%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $52           $39              $27              $18               $7
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $47           $34              $22              $13               $4
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  1.32%         1.39%            1.60%            2.08%            2.51%
Expenses                                               0.67%         0.80%(3)         0.74%(3)         0.77%(3)         0.87%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.
5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

26   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


27   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


28   OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
      Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in additional paid-in capital of $3,466, a decrease in undistributed net investment income of $2,674,458, and an increase in accumulated net realized gain on investments of $2,670,992.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Capital Stock

The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $0.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                          Year Ended December 31, 1999   Year Ended December 31, 1998
                                 Shares         Amount          Shares         Amount
-------------------------------------------------------------------------------------
 Class A
 Sold                        38,779,624  $ 500,033,094      20,090,100   $238,366,108
 Dividends and/or
 distributions reinvested    19,101,991    234,710,226      16,639,080    191,036,172
 Redeemed                   (31,642,249)  (405,205,098)    (28,120,324)  (332,483,614)
                            ---------------------------------------------------------
 Net increase                26,239,366  $ 329,538,222       8,608,856   $ 96,918,666
                            =========================================================

-------------------------------------------------------------------------------------
 Class B
 Sold                        13,846,247  $ 175,056,306      13,699,912   $160,764,683
 Dividends and/or
 distributions reinvested     6,611,034     80,167,708       7,233,729     82,019,204
 Redeemed                   (31,792,050)  (406,009,115)    (12,211,618)  (142,161,321)
                            ---------------------------------------------------------
 Net increase (decrease)    (11,334,769) $(150,785,101)      8,722,023   $100,622,566
                            =========================================================

-------------------------------------------------------------------------------------
 Class C
 Sold                         2,517,651  $  31,966,080       2,117,847   $ 24,988,182
 Dividends and/or
 distributions reinvested       431,425      5,244,298         344,352      3,914,027
 Redeemed                    (1,956,338)   (24,748,588)     (1,031,386)   (12,105,795)
                            ---------------------------------------------------------
 Net increase                   992,738  $  12,461,790       1,430,813   $ 16,796,414
                            =========================================================

-------------------------------------------------------------------------------------
 Class Y
 Sold                         2,101,137  $  26,918,940       1,821,738   $ 21,338,887
 Dividends and/or
 distributions reinvested       347,285      4,273,249         260,255      2,988,737
 Redeemed                    (1,668,891)   (21,388,121)     (1,318,484)   (15,546,733)
                            ---------------------------------------------------------
 Net increase                   779,531  $   9,804,068         763,509   $  8,780,891
                            =========================================================


================================================================================
3. Unrealized Gains and Losses on Securities

As of December 31, 1999, net unrealized appreciation on securities of $1,471,426,217 was composed of gross appreciation of $1,646,998,173, and gross depreciation of $175,571,956.


30   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended December 31, 1999, was 0.52% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A   Commissions      Commissions      Commissions
                        Front-End       Front-End    on Class A       on Class B       on Class C
                    Sales Charges   Sales Charges        Shares           Shares           Shares
                       on Class A     Retained by   Advanced by      Advanced by      Advanced by
Year Ended                 Shares     Distributor   Distributor(1)   Distributor(1)   Distributor(1)
-------------------------------------------------------------------------------------------------
December 31, 1999      $3,586,666      $1,235,653      $101,858       $4,474,217         $223,694

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                   Class B                   Class C
                        Contingent Deferred       Contingent Deferred       Contingent Deferred
                              Sales Charges             Sales Charges             Sales Charges
Year Ended          Retained by Distributor   Retained by Distributor   Retained by Distributor
-----------------------------------------------------------------------------------------------
December 31, 1999                   $10,798                $1,286,143                   $27,758

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


31   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $5,331,807, all of which was paid by the Distributor to recipients. That included $433,314 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999, were as follows:


                                                   Distributor's  Distributor's
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                  Total Payments   Amount Retained      Expenses  of Net Assets
                      Under Plan    by Distributor    Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan         $11,962,493        $9,316,015    $8,634,201           0.75%
Class C Plan             661,360           248,487       707,054           0.93


32   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.



33   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
6. Option Activity Continued

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                           Call Options
                                               ------------------------
                                               Number of      Amount of
                                                 Options       Premiums
-----------------------------------------------------------------------
Options outstanding as of
December 31, 1998                                  3,412    $   671,969
Options written                                    9,512      2,334,239
Options closed or expired                        (12,512)    (2,902,469)
Options exercised                                   (412)      (103,739)
                                               ------------------------
Options outstanding as of
December 31, 1999                                     --    $        --
                                               ========================

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended December 31, 1999.


34   OPPENHEIMER TOTAL RETURN FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Total Return Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.






Deloitte & Touche LLP


Denver, Colorado
January 24, 2000

35   OPPENHEIMER TOTAL RETURN FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $1.0366, $1.0066, $1.0086 and $1.0426 per share were paid to Class A, Class B, Class C and Class Y shareholders on December 10, 1999, of which $0.9880 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended December 31, 1999, which are not designated as capital gain distributions should be multiplied by 92.13% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


36   OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMER TOTAL RETURN FUND, INC.


================================================================================
Officers and Directors   James C. Swain, Director and Chairman of the Board
                         Bridget A. Macaskill, Director and President
                         William H. Armstrong, Director
                         Robert G. Avis, Director
                         William A. Baker, Director
                         George C. Bowen, Director
                         Edward L. Cameron, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         Bruce L. Bartlett, Vice President
                         John P. Doney, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


37   OPPENHEIMER TOTAL RETURN FUND, INC.

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


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Internet
24-hr access to account information and transactions www.oppenheimerfunds.com

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General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

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Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

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PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

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Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

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OppenheimerFunds Information Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

--------------------------------------------------------------------------------

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270



                                                     [logo] Oppenheimer Funds(R)
RA0420.001.1299  February 29, 2000                          Distributor, Inc.